                                                                   EXHIBIT 10.12



                       THIRD LOAN MODIFICATION AGREEMENT


         This THIRD LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of this 4th day of March, 1997, by and between SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited ("Borrower") and GREAT OAK, LLC, a Delaware Limited Liability Company ("Lenders").

                                    RECITALS

         A. Lender is the owner of the indebtedness (the "Loan") evidenced by that certain Amended and Restated Promissory Note dated June 6, 1996, executed by Borrower in favor of General Electric Capital Corporation ("GECC") in the principal face amount of $87,000,000 (the "Amended Note")

         B. The Loan is secured, in part, by mortgages and deeds of trust executed by Borrower listed on Schedule 1 attached hereto (as heretofore amended, modified and assigned, individually a "Mortgage" and collectively, the "Mortgages"), encumbering the real property and improvements legally described on Exhibit "A" attached hereto.

         C. The Mortgages and the other documents and instruments executed from time to time in connection with the Loan, as amended from time to time, are collectively referred to herein as the "Loan Documents".

         D. The Loan Documents were heretofore amended pursuant to the terms of that certain First Loan Modification Agreement dated as of February 15, 1996 and that certain Second Loan Modification Agreement dated as of May l, 1996, both executed by Borrower and GECC.

         E. Borrower and Lender have agreed to modify certain terms and provisions of the Amended Note.

         NOW, THEREFORE in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

         1.  The foregoing recitals are hereby incorporated by reference herein.

         2. All initially capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Amended Note.

         3. Effective March 4, 1997, the term "Class B Contract Index Rate ", as used in the Amended Note, shall mean, with respect to the Class B Indebtedness, the rate of interest equal to one and three-quarters percent (1.75%) per annum in excess of the Libor Rate;

provided, however, that to and including March 3, 1997, the Class B Contract index Rate shall be equal to three and three-quarters percent (3.75%) per annum in excess of the Libor Rate.

         4. From and after March 4, 1997 to and including March 3, 1999, the Class B Indebtedness may not be prepaid, in whole or in part; provided, however, that if at any time during the period March 4, 1998 to and including March 3, 1999, the Libor Rate increases to more than 5.9375% (the "Increase"), repayment of the whole or part of the Class B Indebtedness during the period commencing thirty (30) days from the effective date of the Increase, to and including sixty (60) days from the effective date of the Increase, shall be permitted. From and after March 4, 1999, to and including the Maturity Date, the provisions of the Amended Note, including without limitation, Section 6B. thereof, shall govern prepayment of the Class B Indebtedness.

         5. Nothing contained herein shall be in construed as in any manner modifying that certain letter agreement dated December 30, 1996 executed by Lender and Borrower, a copy of which is attached hereto as Exhibit B.

         6. Except as modified herein, the terms and provisions of the Amended Note remain unchanged and in full force and effect. In the event of any conflict or inconsistencies between the terms of the Amended Note or any of the other Loan Documents and the terms of this Agreement, the terms of this Agreement shall govern and control. Except as expressly modified or replaced pursuant to the terms of or as contemplated by this Agreement, the Loan Documents are in full force and effect and are hereby ratified and confirmed by Borrower and Lender.

         7. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns subject to all limitations set forth in the Loan Documents. This Agreement is not intended to benefit any party other than the Borrower, the Lender, and the successors and assigns of the Lender and is specifically not intended to be for the benefit of any party other than those which are a party to this Agreement.

         8. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

         9. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia applicable to contracts made to be performed in that State without regard to principles of conflicts of law.

         10. Borrower's (and its partners') liability hereunder is limited as set forth in Section 17 of the Amended Note and Section 17 of the Amended Note is hereby incorporated by reference as if fully set forth herein.

         IN WITNESS WHERE OF, the parties hereto have executed this document as of the day and year first above written

                               Borrower:

                               SUNRISE ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.
                                   A Virginia corporation its general partner



                                       By:   /s/ David W. Faeder
                                           ------------------------------------
                                           David W. Faeder,
                                           Executive Vice-President




                                       By:   /s/ Thomas B. Newell
                                           ------------------------------------
                                           Thomas B. Newell,
                                           Executive Vice-President




                               Lender

                               GREAT OAK LLC, a Delaware limited
                               liability company

                               By: GE Capital Realty Group, Inc., a
                                     Texas corporation, its
                                     attorney-in-fact


                                       By: /s/ Joseph E. Jernigan
                                           ------------------------------------
                                           Its: Vice President
                                           ------------------------------------


Prepared by and after recording return to:

James B. Fadim, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606-6404
(312) 876-7971

COMMONWEALTH OF VIRGINIA   )
                           ) SS:
COUNTY OF FAIRFAX          )

         Before me, a Notary Public, in and for said County, in the Commonwealth aforesaid, personally appeared David W. Faeder and Thomas B. Newell , the Executive Vice-Presidents of SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation, the general partner of SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, and acknowledge the execution of the foregoing instrument on behalf of the corporation, as such general partner.

         WITNESS my hand and Notarial Seal this 4 day of March, 1997


                                              /s/ Mellissa A. Haynes
                                            -----------------------------------
                                            Signature

                                              Mellissa A. Haynes
                                            -----------------------------------
                                            Printed Name


My Commission Expires.:

----------------------------
 March 31, 2000


STATE OF TEXAS   )
                 ) SS.
COUNTY OF DALLAS )

         I, the undersigned, a Notary Public, in and for said County and State, DO HEREBY CERTIFY, that Joseph D Jernigan, personally known to me to be Vice President of GE CAPITAL REALTY GROUP, INC., a Texas corporation, acting as attorney-in-fact for GREAT OAK, TLC, a Delaware limited liability company, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as the free and voluntary act of corporation, as said attorney-in-fact, for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal this 4 day of March, 1997.



                                            -----------------------------------
                                            Signature

                                                     /s/ Tonya J. Havland
                                            -----------------------------------
                                            Printed Name Tonya J. Havland

My Commission Expires:
 October 14, 1998
----------------------------

                        CONSENT OF SUNRISE TERRACE, INC.
                      TO THIRD LOAN MODIFICATION AGREEMENT

         Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Amended and Restated Note dated June 6, 1996, executive by Sunrise Assisted Living limited Partnership in favor of General Electric Capital Corporation.

         The undersigned, as Guarantor pursuant to the Guaranty, hereby consents and agrees to all of the terms and conditions of the above and foregoing Third Loan Modification agreement dated as of March 4, 1997, and hereby remakes all of the covenants made and reaffirms all of the obligations to be performed by the undersigned as Guarantor under the Guaranty. The undersigned acknowledges and reaffirms that it remains liable under the Guaranty and that the Guaranty is in full force and effect.

DATED: As of March 4, 1997

                                 SUNRISE TERRACE, INC. a Virginia corporation



                                 By:        /s/ David W. Faeder
                                     -----------------------------------------
                                     David W. Faeder, Executive Vice-President


                                 By:        /s/ Thomas B. Newell
                                     -----------------------------------------
                                     Thomas B. Newell, Executive Vice-President

COMMONWEALTH OF VIRGINIA   )
                           ) SS:
COUNTY OF FAIRFAX          )



         I, the undersigned, a Notary Public, in and for said County, in the Commonwealth aforesaid, DO HEREBY CERTIFY, that David W. Faeder and Thomas B. Newell, personally known to me to be the Executive Vice-Presidents of Sunrise Terrace, inc., a Virginia corporation appeared before me this day in person and acknowledged that he signed and delivered the said instrument as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal, this 4 day of March, 1997.


                                            /s/ Mellissa A. Haynes
                                            -----------------------------------
                                            Signature


                                                Mellissa A. Haynes
                                            -----------------------------------
                                            Printed Name

My Commission Expires:
March 31, 2000
----------------------------

                             CONSENT OF INDEMNITORS

         Capitalized terms used herein without definition shall have the respective meanings ascribed there to in the Amended and Restated Note dated June 6, 1996, executed by Sunrise Assisted Living Limited Partnership in favor of General Electric Capital Corporation.

         Each of the undersigned, an indemnitor under the Indemnity Agreement and Hazardous Substance Indemnity both dated June 8, 1994 and executed in connection with the Loan, hereby acknowledges and consents to the execution of the above and foregoing Third Loan Modification Agreement dated as of March 4, 1997, and agrees that the terms and conditions thereof shall not modify, amend, affect, or diminish any of the obligations or liabilities of the indemnitors under the Indemnity Agreement or under the Hazardous Substance Indemnity Agreement.

DATED: As of March 4, 1997


/s/ Paul J. Klaassen                              /s/ Teresa M. Klaassen
---------------------------                      ---------------------------
Paul J. Klaassen                                 Teresa M. Klaassen



COMMONWEALTH OF VIRGINIA   )
                           ) SS.
COUNTY OF FAIRFAX          )

         Before me, a Notary Public, in and for said County and in the Commonwealth aforesaid, personally appeared Paul J. Klaassen and Teresa Klaassen, and acknowledged their execution of the foregoing instrument.

         WITNESS my hand and Notarial Seal this 3 day of March, 1997.


                                                 /s/ Mellissa A. Haynes
                                                 ---------------------------
                                                 Signature


                                                 Mellissa A. Haynes
                                                 ---------------------------
                                                 Printed Name


My Commission Expires:
March 31, 2000
----------------------------